Opening Remarks David Schenkein, M.D., Chief Executive Officer Exhibit 99.2

Forward Looking Statements This presentation and various remarks we make during this presentation contain forward-looking statements within the meaning of The Private Securities Litigation Reform Act of 1995. Such forward-looking statements include those regarding Agios’ plans, strategies and expectations for its and its collaborator’s preclinical, clinical and commercial advancement of its drug development programs including IDHIFA®, TIBSOVO® (ivosidenib), AG-881, AG-348, AG-270 and AG-636; the potential benefits of Agios' product candidates; its key milestones for 2018; its plans regarding future data presentations; its financial guidance regarding the period in which it will have capital available to fund its operations; and the potential benefit of its strategic plans and focus. The words “anticipate,” “believe,” “estimate,” “expect,” “intend,” “may,” “plan,” “predict,” “prepare,” “project,” “would,” “could,” “potential,” “possible,” “hope,” “strategy,” “milestone,” “will,” and similar expressions are intended to identify forward-looking statements, although not all forward-looking statements contain these identifying words. Such statements are subject to numerous important factors, risks and uncertainties that may cause actual events or results to differ materially from Agios' current expectations and beliefs. For example, there can be no guarantee that any product candidate Agios or its collaborator, Celgene, is developing will successfully commence or complete necessary preclinical and clinical development phases, or that development of any of Agios' product candidates will successfully continue. There can be no guarantee that any positive developments in Agios' business will result in stock price appreciation. Management's expectations and, therefore, any forward-looking statements in this presentation and various remarks we make during this presentation could also be affected by risks and uncertainties relating to a number of other important factors, including: Agios' results of clinical trials and preclinical studies, including subsequent analysis of existing data and new data received from ongoing and future studies; the content and timing of decisions made by the U.S. FDA and other regulatory authorities, investigational review boards at clinical trial sites and publication review bodies; Agios' ability to obtain and maintain requisite regulatory approvals and to enroll patients in its planned clinical trials; unplanned cash requirements and expenditures; competitive factors; Agios' ability to obtain, maintain and enforce patent and other intellectual property protection for any product candidates it is developing; Agios' ability to maintain key collaborations, such as its agreements with Celgene; and general economic and market conditions. These and other risks are described in greater detail under the caption "Risk Factors" included in Agios’ public filings with the Securities and Exchange Commission. Any forward-looking statements contained in this this presentation and various remarks we make during this presentation speak only as of the date hereof, and Agios expressly disclaims any obligation to update any forward-looking statements, whether as a result of new information, future events or otherwise, except as required by law. 2

Time Speaker 8:00 - 8:15 a.m. Opening Remarks – David Schenkein, M.D., Chief Executive Officer Research 8:15 - 9:00 a.m. Discovery Strategy & Research Portfolio – Scott Biller, Ph.D., Chief Scientific Officer & Kevin Marks, Ph.D., Senior Director, Head of Cancer Biology 9:00 - 9:20 a.m. Q&A Part 1 Clinical Development, Commercial & Finance 9:20 - 10:00 a.m. Ivosidenib Clinical & Commercial Strategy in Acute Myeloid Leukemia – Darrin Miles, Vice President, IDH Program Management & Steve Hoerter, Chief Commercial Officer 10:00 - 10:30 a.m. Opportunity for IDH1 Inhibition in Solid Tumors – Susan Pandya, M.D., Senior Medical Director, Clinical Development & Maeve Lowery, M.B., B.Ch., B.A.O., Trinity College Dublin 10:30 - 11:00 a.m. AG-348 Clinical Development in Pyruvate Kinase Deficiency & Rare Hemolytic Anemias – Chris Bowden, M.D., Chief Medical Officer 11:00 - 11:15 a.m. Financial Overview & Q1 Results – Andrew Hirsch, Chief Financial Officer & Head of Corporate Development 11:15 - 12:00 p.m. Q&A Part 2 & Buffet Lunch Today’s Agenda

Agios is passionately committed to applying our scientific leadership in the field of cellular metabolism to transform the lives of patients with cancer and rare genetic diseases. Driven By a Clear Vision and Values CANCER METABOLISM  METABOLIC IMMUNO-ONCOLOGY  RARE GENETIC DISEASES  ADJACENT BIOLOGY SPACE

Building One of the Next Great Pharmaceutical Companies Biotech startups Initiated clinical trials One drug approved Two drugs approved Sustainable multiproduct companies

Agios’ Scientific Platform Demonstrates Remarkable, Reproducible Productivity SCIENCE CULTURE DISCOVERY 400+ EMPLOYEES 1 VISION $50-60M INVESTED IN DRUG DISCOVERY ANNUALLY 40+ PEER-REVIEWED PUBLICATIONS IN 4 YEARS SINCE FIRST PATIENT DOSED 2 NDA ACCEPTED 3 ADDITIONAL COMPOUNDS IN CLINICAL DEVELOPMENT 1 MEDICINE APPROVED + + ST ND 6 INDs 10+ CLINICAL TRIALS IN 1,000+ PATIENTS TREATED IN CLINICAL TRIALS DISEASES 6

Current Clinical Portfolio Has Potential to Benefit Large Number of Patients

ACUTE MYELOID LEUKEMIA	**~10,000 IDHm Patients** **AML Opportunity ~$2B**
CHOLANGIO-CARCINOMA	**~3,000 IDH1m Patients**
LOW GRADE GLIOMA	**~9,000 IDH1m Patients**
PYRUVATE KINASE DEFICIENCY	**~3,000 to ~8,000 Patients**
MTAP-DELETED TUMORS	**>100,000 MTAP Deletion Patients**

Oncology patient numbers represent annual U.S. and EU incidence; PK deficiency represent U.S. and EU prevalence

7

2018 Key Milestones

- Secure approval and **commercialize ivosidenib** for IDH1m R/R AML in the U.S.
- Submit **ivosidenib European MAA** in IDH1m R/R AML
- Initiate **Phase 3 frontline AML trial** combining ivosidenib & enasidenib with 7+3
- ✓ Initiate low grade **glioma perioperative study** with ivosidenib and AG-881
- ✓ Initiate AG-348 PK deficiency pivotal trial **ACTIVATE-T**; Initiate **ACTIVATE**
- Initiate **AG-348 Phase 2 proof-of-concept trial** in thalassemia
- ✓ Initiate **AG-270 Phase 1 dose-escalation trial** in MTAP-deleted cancers
- Submit **7th IND for DHODH**

8

2018 Goals Set Stage for Building Long-Term Value

2018 GOALS

- Secure approval and commercialize ivosidenib for R/R AML in the U.S.
- Initiate Phase 3 frontline AML trial combining ivosidenib & enasidenib with 7+3
- ✓ Initiate AG-348 PK deficiency pivotal trial (ACTIVATE-T)
- ✓ Initiate AG-270 Phase 1 dose-escalation trial
- Submit ivosidenib European MAA
- ✓ Initiate glioma perioperative study
- Initiate AG-348 Phase 2 trial in thalassemia
- Submit 7th IND for DHODH

Vision for 2018 & Beyond

- At least 3 approved medicines
- Multibillion dollar commercial opportunity across clinical portfolio
- Research engine primed to potentially deliver multiple INDs over next 24 months

9

Our Pipeline CLINICAL PROGRAMS indication Drug discovery Early stage Clinical development Late stage clinical development APPROVED Primary commercial rights IDHIFA® Enasidenib (IDH2m Inhibitor) R/R AML Agios U.S. Co-promotion and Royalty Frontline AML Ivosidenib (IDH1m Inhibitor) R/R AML Frontline AML Cholangio Glioma AG-881 (pan-IDHm Inhibitor) Glioma AG-348 (PK (R) Activator) PK Deficiency AG-270 (MAT2A Inhibitor) MTAP-deleted Tumors RESEARCH PROGRAMS AG-636 (DHODH) CM Research Programs RGD Research Programs Metabolic IO Research Programs 10 NDA accepted

What You Will Hear and See Today Research engine poised to deliver next wave of development candidates Several new programs highlighted 9 programs currently in advanced drug discovery Robust clinical development plans in place across our early and late-stage programs Ready to launch our 2nd commercial product Well capitalized to execute on our business plan Culture focused on science and patient impact

Discovery Strategy & Research Portfolio Scott Biller, Ph.D., Chief Scientific Officer

Evolving the Agios Research Portfolio Into Adjacent Biologic Areas 2009 CANCER METABOLISM  2011 CANCER METABOLISM  RARE GENETIC DISEASES 2016 CANCER METABOLISM  METABOLIC IMMUNO-ONCOLOGY RARE GENETIC DISEASES Today ADJACENT BIOLOGY SPACE  CANCER METABOLISM  METABOLIC IMMUNO-ONCOLOGY RARE GENETIC DISEASES

Dysregulated Metabolism and Adjacent Areas of Biology Agios Research Focus Rare Genetic Diseases Restore defective metabolic pathways in disease cells that cause rare genetic diseases of metabolism Cancer Metabolism  Inhibit key enzymes in cancer cell specific metabolic pathways to disrupt tumor cell proliferation & survival Metabolic Immuno-oncology  Alter immune or cancer cell metabolism to enhance the body’s anti-tumor response Translational Systems Biology Platform

So Evolving our Technology Platform from our Historic Strength in Metabolism to a Cutting-Edge, Systems Biology Approach Metabolomics + Informatics + Modeling Multi-Omics + Imaging + Data Integration à New Knowledge Deep understanding of biology with a translational focus Single Cell RNA Sequencing Tissue Imaging Day 5 Drug Day 5 Vehicle Source: Agios data on file

Precision Medicine Program Criteria Animal model target validation Genetic and metabolic biomarkers High confidence in druggability High Probability of Success for Agios Drug Discovery Patient selection strategy Robust chemical starting points Proof of therapeutic strategy in vivo

What Differentiates Agios Research Strategy? First-in-Class Precision Medicines Internally Highly Integrated Deep Biological Interrogation Externally Hyper- Connected Early Translational Thinking Rapid Clinical Proof of Concept

Agios Preclinical Pipeline

Program	Target Discovery	Target Validation	Drug Discovery	Drug Candidate
Oncology				
Heme Lineage: AG-636 DHODH				Metabolic Target
MAT2A Follow-Ons (Celgene Collaboration)			Metabolic Target	
Genetically Defined Heme Target			Non-Metabolic Target	
Genetically Defined Solid Tumor Target			Non-Metabolic Target	
Genetically Defined Heme Target		Non-Metabolic Target		
Other Exploratory Programs	Metabolic and Non-Metabolic Targets	Metabolic and Non-Metabolic Targets		
Rare Genetic Diseases				
Pyruvate Kinase Activator Follow-Ons			Metabolic Target	
Phenylketonuria (PKU)			Metabolic Target	
Erythroid Porphyria			Metabolic Target	
Friedreich's Ataxia			Non-Metabolic Target	
Other Exploratory Programs	Metabolic and Non-Metabolic Targets			
Metabolic Immuno-Oncology (Celgene Collaboration)				
T-cell and Tumor Target			Metabolic Target	
Macrophage Target			Metabolic Target	
Macrophage Target		Metabolic Target		
Tumor Target	Metabolic Target			
Other Targets (T-cell, Macrophage, Tumor)	Metabolic Target			

Metabolic Target Non-Metabolic Target Metabolic and Non-Metabolic Targets Celgene Collaboration

18

Agios Areas of Research Focus Rare Genetic Diseases Restore defective metabolic pathways in disease cells that cause rare genetic diseases of metabolism Cancer Metabolism  Inhibit key enzymes in cancer cell specific metabolic pathways to disrupt tumor cell proliferation & survival Metabolic Immuno-oncology  Alter immune or cancer cell metabolism to enhance the body’s anti-tumor response Translational Systems Biology Platform Dysregulated Metabolism and Adjacent Areas of Biology

Expanding the Playing Field in Rare Genetic Diseases (RGD) ~500 Rare Diseases of Metabolism ~5% of Rare Diseases have approved drugs High Medical Need Sources: http://rarediseaseday.us/; https://rarediseases.info.nih.gov/diseases/diseases-by-category/14/metabolic-disorders; http://150.214.214.5/metabolicpathways/

Rare Genetic Disease Pathogenesis Disrupted metabolic networks DNA Mutated metabolic enzyme Tissue, organ, system Gene therapies Diverse pathophysiology and disease phenotypes Genetic mutation(s) Biochemical defects Toxic or deficient metabolites

The Current Therapeutic Landscape Disrupted metabolic networks DNA Mutated metabolic enzyme Tissue, organ, system Gene therapies Emerging, but with delivery hurdles Diet, scavenging, chelation, etc. Palliative care Incompletely addressing disease mechanism, limited beneficial effects Enzyme replacement Mostly limited to lysosomal storage disorders Diverse pathophysiology and disease phenotypes Genetic mutation(s) Biochemical defects Toxic or deficient metabolites

Creating a New Wave of Transformational Therapies Understanding and correcting the root cause of the disease Success mostly limited in lysosomal storage disorders Disease-modifying small molecules targeting intracellular pathways leading to transformative outcomes for patients Agios Approach Diverse pathophysiology and disease phenotypes Disrupted metabolic networks DNA Mutated metabolic enzyme Tissue, organ, system Genetic mutation(s) Biochemical defects Toxic or deficient metabolites

Agios RGD Disease Selection Attributes Disease Selection Criteria and Differentiated Therapeutic Strategies High Unmet Need Feasible Clinical Path Effective Intervention Strategy

Defining Novel Therapeutic Strategies: Agios’ Competitive Advantage Develop deep insight into mechanism of disease pathophysiology Validate therapeutic strategies in disease models Patient derived cell models and genetically engineered animal models Design small molecule drugs using a combination of all-available technologies Discover pharmacodynamic and mechanistic biomarkers for rapid proof-of-concept in humans Effective Intervention Strategy

Small Molecule Strategies to Correct Disease Pathology Metabolite A Metabolite B Metabolite C Enzyme 1 Enzyme 2

Small Molecule Strategies to Correct Disease Pathology Metabolite A Metabolite B Metabolite C Substrate Reduction: Reduce toxic metabolite B by inhibiting upstream enzyme “Repair” Mutant Enzyme: Activate or stabilize defective protein Enzyme 1 Enzyme 2 ”Bypass” mutant enzyme Activate alternative pathway

Phenylketonuria (PKU): Mutations in Phenylalanine Hydroxylase (PAH)



1.
Normal Protein Diet
A mixed diet provides your body
Phe
2.
Defective PAH enzyme
PAH fails to process the Phe to Tyr
PAH
Phe
Tyr
3.
Increase in Phenylalanine
This leads to high
Phe
levels in the blood which results in neurocognitive defects

- ~16,000 PKU patients in U.S.
- ~60% of patients have severe disease
- Severity of disease correlates with extent of phenylalanine elevation
- Phenylalanine elevation causes neurocognitive defects, demyelination and intellectual disability
- High unmet medical need remains:
  - Highly restricted diet is key part of SOC
  - No effective approved treatment for severe patients

28

Sources: National PKU Alliance, www.npkua.org and Weisbren et al 'Phenylalanine blood levels and clinical outcomes in phenylketonuria'

Phenylketonuria (PKU): Mutations in Phenylalanine Hydroxylase (PAH) PAH fails to process the Phe to Tyr Normal Protein Diet A mixed diet provides your body with Defective PAH enzyme 1. This leads to high levels in the blood which results in neurocognitive defects Increase in Phenylalanine 2. 3. Phe Tyr PAH Phe Phe 120 Severity of disease correlates with extent of phenylalanine elevation Normal Blood Phenylalanine (uM) Elevated Phe (no treatment) Elevated Phe Mild PKU Classic, severe PKU (Agios Target Population) 360 600 1200 2000+ Phe

Therapeutic Strategy: Stabilize Mutant PAH to Rescue Enzyme Activity Stabilization leads to increase in active protein levels, leading to lower Phe levels different mutations found in PAH Majority result in misfolded protein leading to degradation Agios approach is to stabilize mutant PAH > 900 Source: PAHvdb (http://www.biopku.org/pah/); www.BIOPKU.org; https://www.ncbi.nlm.nih.gov/books/NBK1504/

Agios Lead Molecule Dramatically Decreases Blood Phenylalanine Levels in Severe PKU Mouse Model Blood Phe Concentration Blood Phe concentrations of treated mice normalized 360 Blood Phenylalanine (uM) 120 Severity of disease correlates with extent of phenylalanine elevation Normal Blood Phenylalanine (uM) Elevated Phe (no treatment) Elevated Phe Mild PKU Classic, severe PKU (Agios Target Population) 360 600 1200 2000+ Phe Source: Agios data on file

Agios Lead Molecule Increases PAH Protein Levels in the Liver of Severe PKU Mouse Stabilization of mutant PAH protein in knock-in mouse model of severe PKU Blood Phe concentration PAH GAPDH Western blot, 6 hours after final dose Control Compound A WT Blood Phe concentrations of treated mice normalized PAH protein levels in livers of treated mice increased Blood Phenylalanine (uM) Source: Agios data on file

Emerging Portfolio of First-in-Class RGD Programs Metabolic Target Program Target Discovery Target Validation Drug Discovery Development Candidate Pyruvate Kinase Activator Follow-Ons Phenylketonuria Erythroid Porphyria Friedreich’s Ataxia Exploratory (Multiple Diseases) Non-Metabolic Target Metabolic and Non-Metabolic Targets

Metabolic Immuno-oncology  Alter immune or cancer cell metabolism to enhance the body’s anti-tumor response Agios Areas of Research Focus Rare Genetic Diseases Restore defective metabolic pathways in disease cells that cause rare genetic diseases of metabolism Cancer Metabolism  Inhibit key enzymes in cancer cell specific metabolic pathways to disrupt tumor cell proliferation & survival Translational Systems Biology Platform Dysregulated Metabolism and Adjacent Areas of Biology

Agios Metabolic IO Strategy Immunosuppressive Tumor Microenvironment Metabolic Immuno-Oncology (IO) Discover targets with potential for single agent activity Increase response rates by utilizing patient selection strategies Identify mechanism based combination therapies Myeloid-derived suppressor cells Tumor associated macrophages Regulatory T cells Tumor Tumor Interstitial Fluid (TIF) Exhausted T cell

Integrated Metabolomics and Gene Expression Profiling Source: Agios collaboration with the Artyomov Lab, Washington University St. Louis / Immunity Journal March 2015, Volume 42 Issue 3

Inflammatory and Immunosuppressive Macrophages Have Dramatically Different Metabolic Programs



Immunosuppressive Macrophage
Glucose6P
DHAP
Pyruvate
Malate
Working TCA Cycle
Citrate
Fumarate
AKG
Succinate
Glutamate
Glutamine
UDP-GlcNAc



Inflammatory Macrophage
Glucose6P
F1,6BP
Pentose Phosphate Pathway
NADP+
DHAP
Ribose-5P
NADPH
Lactate
Pyruvate
Glutamate
Fatty Acids
AKG
OAA
Itaconate
Malate
Citrate
Disrupted TCA Cycle
Aspartate
Succinate
AKG
Succinate
Glutamate
Citruline
Arginosuccinate
NO
Arginine

37

Source: Immunity Journal March 2015, Volume 42 Issue 3

Building a Comprehensive Translational Platform to Deeply Interrogate the Tumor Microenvironment Understanding the tumor microenvironment in mouse models and human tumors to: Uncover novel therapeutic mechanisms Discover new strategies for patient stratification Whole Tissue Imaging Single Cell Analysis Whole Tissue Analysis

Building a Comprehensive Translational Platform to Deeply Interrogate the Tumor Microenvironment

Tumor Interstitial Fluid


Glutamine
1e7
AU
1.75
1.50
1.25
1.00
0.75
0.50
0.25
0.00
Plasma
TIF
Tumor


Lactic acid
1e8
AU
6
5
4
3
2
1
Plasma
TIF
Tumor

Single Cell Analysis


Treated


Vehicle

Whole Tissue Imaging

Tissue Architecture



MALDI Mass Spectroscopic Imaging



Pink = T-Cell metabolite
Yellow = B-Cell metabolite
Blue = Macrophage metabolite

Source: Agios data on file

39

Building a Network of Collaborators on Novel Targets and Technologies

Ongoing collaborations with 16 leading investigators in immunology and metabolism

McGill

- In vivo immune cell metabolism & T cell exhaustion

Washington University in St. Louis

- Metabolomic analysis of MCA tumor microenvironment

UNIVERSITY OF TORONTO

- Identification of cancer-cell intrinsic immunotherapy targets


Universiteit Leiden

NWO awards funding for LACDR research project to develop novel engineering approaches to study cancer immunity

22 December 2017

As part of the HTSM2017 funding program, the LACDR division for Systems Biomedicine and Pharmacology received 1.08 million euros for a research project to develop novel engineering approaches to fight cancer.

These approaches will enable diagnosis and characterization of cancer immunity at an unprecedented resolution and will be employed to develop individualized treatment strategies.

The project will be led by LACDR researchers Alireza Mashaghi and Thomas Hankemeier, in collaboration with Ron Heeren from Maastricht University. The work will be done in close collaboration with several industrial partners including Agios Pharmaceuticals (Boston), which are heavily involved in anti-cancer therapeutics and, in particular, cancer immunotherapy.

Agios Pharmaceuticals

Collaboration Structure:

- 1.1 MM € total matching grant from NWO
- Collaboration between Agios, Leiden University and Maastricht University

High resolution metabolic analysis of immune cells

- Development of an ultrasensitive robotic platform
- 3D cell culture screening techniques for high throughput screening of T-cells
- Single cell resolution of metabolites and tracers in cells with MS imaging

NWO is The Netherlands Organization for Scientific Research

40

A Growing Portfolio of Metabolic Strategies to Activate Immune Cell Killing of Tumor Cells Immunosuppressive tumor microenvironment Immunosuppressive Tumor Microenvironment Activation of Tumor Cell Killing by the Immune System Helper T cell Inflammatory dendritic cell Tumor Inflammatory macrophage Effector Cytotoxic T cells Immunosuppressive Tumor Microenvironment Myeloid-derived suppressor cells Tumor associated macrophages Regulatory T cells Tumor Tumor Interstitial Fluid (TIF) Exhausted T cell Tumor Interstitial Fluid (TIF)

Inhibitor of Agios Macrophage Target Shows Predicted Immunomodulation and Antitumor Efficacy Single cell analyses Treated Day 5 T cells Dendritic cells Myeloid derived suppressor cells Tumor Vehicle Day 5 Tumor T cells Myeloid derived suppressor cells Dendritic cells Single cell RNA sequencing of tumor, immune cells and stroma Source: Agios data on file

Developing Metabolic Immuno-Oncology Pipeline Program Target Discovery Target Validation Drug Discovery Drug Candidate T-cell and Tumor Target Macrophage Target Macrophage Target Tumor Target Metabolic Immuno-Oncology Other Targets (T-cell, Macrophage, Tumor) Metabolic Target Celgene Collaboration

Oncology Research Portfolio Kevin Marks, Ph.D., Senior Director, Head of Cancer Biology

Multiple Paths to Precision Medicines in Oncology Clearly Defined Patient Populations Genetic Target Genetic Context Lineage Target genetically altered Gain-of-function mutations Fusions Amplification Synthetic lethal with an oncogene or tumor suppressor Synthetic lethal with a passenger gene deletion Lineage-specific dependency Example: mutant IDH Example: MAT2A Example: DHODH

Directly drugging gain-of-function (GOF) mutants has yielded transformative medicines But, despite deep sequencing of many tumor types, IDH1/2 remain the only metabolic GOF mutations IDH1/2m Precision Medicine in Cancer Metabolism EGFR WT NSCLC Patients EGFR Mutant NSCLC Patients Source: Zhang, et al, Lancet Oncology, 2012

MTAP Deletion Frequency While Gain-of-Function Driver Mutations Are Scarce, Loss-of-Function Mutations Are Common Sources: Marjon et al Cell Reports. 2016 Apr 19;15(3):574-587; Agios data on file; Illei et al Clinical Cancer Research. 2003 Jun; 9(6):2108-13; MTAP deletion frequencies are from Agios analysis of data from The Cancer Genome Atlas Source: Adapted from Beroukhim et al Nature 2010

A Key Insight: Deletion of MTAP Makes Cancers Vulnerable to Targeting of MAT2A

1. **MTAP deletion**
2. **Substrate MTA accumulates**
3. **Partial inhibition of PRMT5**
4. **Sensitivity to a 'second hit': targeting MAT2A starves PRMT5 of its substrate**


Chromosome 9p21
deleted in 15% of cancer
MTAP enzyme is lost
MTAP
MTA accumulates
MTR-1P
MTA inhibits PRMT5
PRMT5
MAT2A
Methylation
SAM
Methionine

48

Sources: Marjon et al Cell Reports. 2016 Apr 19;15(3):574-587 and MTAP deletion frequency from Agios analysis of data from The Cancer Genome Atlas

MTAP wt MTAP null Growth Inhibition in Cancer Cells +/- MTAP In vitro biochemical assay Cycloleucine AGI-24512 Cycloleucine Identification of MAT2A Inhibitors MTAP-selective Growth Inhibition % inhibition of MAT2A activity Source: Agios data on file Discovery of First in Class MAT2A Inhibitors and Validation of the MAT2A/MTAP Hypothesis

MTAP wt MTAP null Growth Inhibition in Cancer Cells +/- MTAP In vitro biochemical assay Cycloleucine AGI-24512 Cycloleucine Identification of MAT2A Inhibitors MTAP-selective Growth Inhibition MTAP-deleted Tumor Xenograft Model MTAP-WT Tumor Xenograft Model MAT2Ai MAT2Ai Tumor volume (mm3) Tumor volume (mm3) % inhibition of MAT2A activity Source: Agios data on file Discovery of First in Class MAT2A Inhibitors and Validation of the MAT2A/MTAP Hypothesis

Preclinical Studies Indicate Potential for Use in Variety of MTAP-Deleted Indications Patient-derived Xenograft (PDX) ‘clinical trial’ Efficacy (%Tumor Growth Inhibition) Patient-Derived Xenograft Models Esophageal (SCC) Model NSCLC (SCC) Model Regressions observed upon single agent AG-270 treatment in some models AG-270 is efficacious in MTAP-deleted PDX models from a variety of tissue origins including NSCLC, pancreatic, gastric & esophageal Tumor volume (mm3) Tumor volume (mm3) Study Days Study Days Source: Agios data on file

Emerging Mechanistic Understanding of the Pathway Downstream of MAT2A

1. RNA splicing concurrent with transcription
2. Splicing complex requires PRMT5
3. MAT2A inhibition blocks splicing
4. Defects in gene expression, DNA replication, genome integrity


PRMT5
MAT2A
Me
Me
Me
Me
SAM
Methionine
Splicing Complex
RNA Pol
Gene Expression
DNA Replication
Genome Integrity

52

Source: Data presented at 2018 AACR Conference

AG-270 Program Is Well Poised for Biomarker-driven Clinical Development

Multiple Pharmacodynamic Biomarkers

PATHWAY EFFECTS	CLINICALLY APPLICABLE BIOMARKERS
MAT2A inhibition ↓	Monitor SAM in patient plasma
Tumor-selective inhibition of PRMT5 ↓	Measure PRMT5 methyl marks in tumor
Inhibition of PRMT5 targets including the spliceosome ↓	Assess splicing using RNA seq & other assays
Antiproliferative & cytotoxic effects	

Patient Selection Biomarkers

1. Next-gen sequencing for CDKN2A loss



2. Directly assess MTAP-status by IHC

MTAP deficient PDAC



MTAP positive PDAC



Source: Agios data on file

53

AG-270 First-in-Human Phase 1 Clinical Trial

Patient Selection

~50 advanced solid tumors or lymphoma patients with MTAP/CDKN2A deletion

Dose Escalation

- Adequate safety & pharmacokinetics
- Maximum tolerated dose (MTD)
- Pharmacodynamics

- Reduction in circulating concentrations of S-adenosylmethionine (SAM) and elevation of methionine

Dose Expansion

Further evaluation of safety, tolerability and clinical activity

Future Trials

Randomized Phase 1/2 trials

ClinicalTrials.gov Identifier: NCT03435250

Trial initiated and enrolling patients

54

Source: Adapted from Beroukhim et al Nature 2010 Datamining of human tumor data CRISPR/shRNA screening platform Custom bioinformatics to identify best target/genotype pairs Prevalent deletions with significant unmet need Systematically Searching for Other MAT2A/MTAP-like Programs Agios’ oncology research team systematically searching for vulnerabilities associated with many other major deletions in cancer

Internally identified target with robust target validation in vitro and in vivo Next Wave Target Example: Novel Selective Vulnerability Target for PTEN-mutant Cancers PTEN-selective functional genomics (shRNA) screen Successful validation of Target X – dox + dox – dox + dox PTEN wt PTEN -/- days days * PTEN-selective growth phenotypes upon dox-inducible knockdown of Target X in vivo Tumor volume (mm3) Tumor volume (mm3) PTEN wt PTEN -/- Measure shRNA depletion via RNA-seq of barcodes Source: Agios data on file

Multiple Paths to Precision Medicines in Oncology Clearly Defined Patient Populations Genetic target Genetic context Lineage Target genetically altered gain-of-function mutations fusions Amplification Synthetic lethal with an oncogene or tumor suppressor Synthetic lethal with a passenger gene deletion Lineage-specific dependency Example: mutant IDH Example: MAT2A Example: DHODH

Cell line panel screen reveals selective AG-636 sensitivity in heme malignancies A Chemical Biology Screen Revealed an Unexpected Lineage Dependence on DHODH We tested a library of inhibitors of metabolic enzymes vs 100s of cancer cell lines, searching for selective agents DHODH inhibitor AG-636 blocks production of nucleotides for RNA & DNA Maximum Observed GI 0 50 100 150 GI50 (uM) 1 100 Selective efficacy: AG-636 active in 8% of cancer cell lines (n=356) Sensitivity Call resistant sensitive Source: Agios data on file

DHODH Inhibitor AG-636 is Efficacious in AML lysozyme locus KI 11/12 screen hits Inhibited DHODH Inhibition of DHODH overcomes differentiation blockade in AML… Source: Sykes et al, Cell 2016 …and drives substantial efficacy in vivo Efficacy in MOLM13 AML model AML PDX model Tumor volume (mm3) Tumor volume (mm3) Relative Expression 0 2 4 6 24HR 48HR 72HR 96HR 8 1µM AG-636 CD14 (mRNA) 96hr AG-636 DMSO 10nM 100nM 1000nM Count 0 20 40 60 101 102 103 104 80 CD14 100 105 Source: Agios data on file AG-636 AG-636

DHODH Inhibitor AG-636 is Efficacious in DLBCL

AG-636 is active in wide range of DLBCL cell lines, including subtypes with poor prognosis



[DHODHi] required for 50% reduction in growth rate
20.0
10.0
5.0
2.0
1.0
0.5
0.2
0.1
Sensitivity cutoff
ABC subtype
GCB subtype
DLBCL cell lines

✱ Reported as double-hit

Source: Drexler et al., *Leukemia Lymphoma* 2016

Efficacy in OCILY19 **DLBCL** model



Tumor volume (mm³)
2000
1500
1000
500
0
Vehicle
100 mg/kg BID AG-636
0
2
4
6
8
10
12
14
Days on Treatment
+/- S.E.M.

Aggressive, triple-hit **DLBCL** PDX model



Tumor volume (mm³)
3000
2700
2400
2100
1800
1500
1200
900
600
300
0
Vehicle
100 mg/kg BID AG-636
+/- S.E.M.
20
22
24
26
Days

Source: Agios data on file

60

Agios Preclinical Oncology Pipeline Program Target Discovery Target Validation Drug Discovery Drug Candidate Oncology Non-Metabolic Target Metabolic Target Metabolic and Non-Metabolic Targets Celgene Collaboration MAT2A Follow-Ons Heme Lineage: AG-636 DHODH Genetically Defined Heme Target Genetically Defined Solid Tumor Target Genetically Defined Heme Target Other Exploratory Programs

Agios Preclinical Pipeline

Program	Target Discovery	Target Validation	Drug Discovery	Drug Candidate
Oncology				
Heme Lineage: AG-636 DHODH				● (Metabolic Target)
▮ MAT2A Follow-Ons			● (Metabolic Target)	
Genetically Defined Heme Target			● (Non-Metabolic Target)	
Genetically Defined Solid Tumor Target			● (Non-Metabolic Target)	
Genetically Defined Heme Target		● (Non-Metabolic Target)		
Other Exploratory Programs	◐ (Metabolic and Non-Metabolic Targets)	◐ (Metabolic and Non-Metabolic Targets)		
Rare Genetic Diseases				
Pyruvate Kinase Activator Follow-Ons			● (Metabolic Target)	
Phenylketonuria (PKU)			● (Metabolic Target)	
Erythroid Porphyria			● (Metabolic Target)	
Friedreich's Ataxia			● (Non-Metabolic Target)	
Other Exploratory Programs	◐ (Metabolic and Non-Metabolic Targets)			
Metabolic Immuno-Oncology (Celgene Collaboration)				
▮ T-cell and Tumor Target			● (Metabolic Target)	
▮ Macrophage Target			● (Metabolic Target)	
▮ Macrophage Target		● (Metabolic Target)		
▮ Tumor Target	● (Metabolic Target)			
▮ Other Targets (T-cell, Macrophage, Tumor)	● (Metabolic Target)			

● Metabolic Target ● Non-Metabolic Target ◐ Metabolic and Non-Metabolic Targets ▮ Celgene Collaboration

62

Q&A

Ivosidenib Clinical Strategy in Acute Myeloid Leukemia Darrin Miles, Vice President, IDH Program Management

IDH Mutations Across Many Tumor Types

ACUTE MYELOID LEUKEMIA (AML)	~20% of Patients Have IDH1 OR IDH2 Mutation ~10,000 IDHm Patients
CHOLANGIO-CARCINOMA	~14 % have IDH1 Mutation ~3,000 IDH1m Patients
MYELODYSPLASTIC SYNDROMES (MDS)	~8% have IDH1 or IDH2 Mutation ~3,000 IDHm Patients
LOW GRADE GLIOMA	~80% have IDH1 Mutation ~9,000 IDH1m Patients
CHONDROSARCOMAS	~50% have IDH1 Mutation ~900 IDH1m Patients

Sources: SEER. Cancer Stat Facts: AML 2015 and Epiphany EPIC oncology numbers; American Cancer Society. AML 2017.; Visser et. Al. Incidence, survival and prevalence of myeloid malignancies in Europe. Eur J Cancer. 2012 Nov;48(17):3257-66 DiNardo et al. Leukemia 2016;30(4):980-4, Amary MF et al. J Pathol 2011;224:334-43, Epiphany Partners Epic Oncology, DC National Program of Cancer Registries (NPCR); Borger DR et al. Oncologist 2012;17:72-9.; Kipp BR et al. Hum Pathol 2012;43:1552-8.; Goyal L et al. Oncologist 2015;20:1019-27.SEER. Cancer Stat Facts, CBTRUS (Central Brain Tumor Registry in the US); Neurosurg Focus. 2015 Jan; 38(1): E6.

Patient numbers represent annual U.S. and EU incidence

65

Multiple Opportunities Across IDHm Hematologic and Solid Cancers Originating from Agios Research Platform

ACUTE MYELOID LEUKEMIA

- **IDH2m R/R**
  IDHIFA® Approved
- **IDH1m R/R**
  Ivosidenib NDA Accepted
- **IDH1m Frontline Non-IC**
  Ivosidenib + Aza Phase 3 (AGILE) Ongoing
- **IDHm Frontline IC-Eligible**
  Ivo/Ena + 7+3 Phase 3 Q4 2018 Start
- **IDHm Frontline Non-IC**
  Ivo/Ena + Aza Phase 1/2 Ongoing
- **IDHm Frontline IC-Eligible**
  Ivo/Ena + 7+3 Phase 1b Ongoing

CHOLANGIOCARCINOMA

- **IDH1m R/R**
  Ivosidenib Phase 3 (ClarIDHY) Ongoing
- **IDH1m R/R**
  Ivosidenib Phase 1 Enrollment Complete

LOW GRADE GLIOMA

- **IDH1m**
  Ivosidenib & AG-881 Perioperative Study Ongoing
- **IDH1m**
  Ivosidenib Phase 1 Enrollment Complete
- **IDH1m**
  AG-881 Phase 1 Enrollment Complete

OTHER INDICATIONS

MYELODYSPLASTIC SYNDROMES

- ***IDHm R/R***
  Ivosidenib Phase 1 Enrollment Complete

CHONDROSARCOMAS

- ***IDH1m R/R***
  Ivosidenib Phase 1 Enrollment Complete

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AML Landscape on the Brink of a Therapeutic Tidal Shift

~50K
DIAGNOSED ANNUALLY in U.S. & EU

68
MEDIAN AGE OF DIAGNOSIS

4
NEW MEDICINES APPROVED FOR AML IN 2017


GROWING INCIDENCE
IDHm AN EARLY DRIVER
OLDER PATIENTS
POOR SURVIVAL WITH FEW CURES
CHANGING LANDSCAPE
IDH OPPORTUNITY

~20%
OF PATIENTS HAVE IDH1 OR IDH2 MUTATION (~10K PATIENTS ANNUALLY)

20-25%
FIVE-YEAR SURVIVAL RATE

~$2B
POTENTIAL AS CORNERSTONE OF FUTURE AML THERAPY

Sources: SEER. Cancer Stat Facts: AML 2015 and Epiphany EPIC oncology numbers; American Cancer Society. AML 2017.; Visser et. Al. Incidence, survival and prevalence of myeloid malignancies in Europe. Eur J Cancer. 2012 Nov;48(17):3257-66; Thomas ED, N Engl J Med. 1979 Mayer, N Engl J Med. 1994, Fernandez H,N Engl J Med, 2009; Kumar C. Genetic Abnormalities and Challenges in the Treatment of Acute Myeloid Leukemia. *Genes Cancer*. 2011; 2:95–107; AML O/S: Klepin, et al, JCO, 32, 2014

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Shifting the Treatment Paradigm for AML with Precision Medicine


Newly Diagnosed AML ~21K/year in U.S. 1,2,3
Intensive Therapy
Increase Cure Rate
Induction + Consolidation + Maintenance
Non-Intensive Therapy
Prolong EFS/OS
Induction Combination and Treatment to Progression
No Treatment
Provide Treatment
Active but Tolerable Option

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Sources:1) SEER. Cancer Stat Facts: AML 2015. 2) American Cancer Society. AML 2017. 3) Kumar C. Genetic Abnormalities and Challenges in the Treatment of Acute Myeloid Leukemia. *Genes Cancer*. 2011; 2:95–107 AML O/S: Klepin, et al, JCO, 32

Clinical Development of IDHm Inhibitors Spans All Treatment Lines to Become Cornerstone of Treatment

INTENSIVE CHEMO (IC)
~60-70% of AML Patients

NON-IC TREATMENT
~30-40% of AML Patients

HOVON 7+3
PHASE 3
PLANNED

BROAD IST
STRATEGY

IC INDUCTION

CONSOLIDATION

TRANSPLANT

MAINTENANCE

NON-IC TREATMENT

AGILE
ONGOING

BROAD IST
STRATEGY

RELAPSED / REFRACTORY TREATMENT

IDHIFA® (enasidenib) tablets 100mg • 50mg APPROVED

IVOSIDENIB
NDA ACCEPTED

BROAD IST STRATEGY

Source: SEER. Cancer Stat Facts: AML 2015

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Ivosidenib Phase 1 R/R AML Data Median OS 8.8 months overall mOS for CR+CRh has not been reached 9.3 months for non-CR+CRh responders 3.9 months for non-responders Median follow-up, 14.8 months Data cutoff: 12May2017. CR, complete remission; CRh, CR with partial hematologic recovery; RBC, red blood cell Source: Data from ASH 2017 30.4% CR+CRh rate w/ median duration of 8.2 months (125 patient primary analysis set); Data to be updated at ASCO Overall Survival by Best Response in R/R AML (n=125) Transfusion Independence Across All Response Categories

Ivosidenib Phase 1 – Response in Untreated AML and MDS Source: Data from ASH 2017 aUntreated AML patients not eligible for standard of care therapies in expansion Arm 2 and from dose escalation whose starting dose was 500 mg QD bMDS patients in expansion Arm 3 and from dose escalation whose starting dose was 500 mg QD Untreated AML = patients not eligible for standard of care Median age (years) Untreated AML – 76.5 MDS – 72.5 Response Rates Untreated AML Arm 2a (n=34) MDS Arm 3b (n=12) Overall Response Rate, n (%) [95% CI] 19 (55.9) [37.9, 72.8] 11 (91.7) [61.5, 99.8] Duration of response, median [95% CI] months 9.2 [1.9, NE] NE [2.3, NE] Duration of CR, median [95% CI] months NE [5.6, NE] NE [2.8, NE] Best response, n (%) CR 7 (20.6) 5 (41.7) CRi/CRp 7 (20.6) n/a PR 1 (2.9) n/a MLFS/mCR 4 (11.8) 6 (50.0) SD 10 (29.4) 0 PD 3 (8.8) 1 (8.3) NA 2 (5.9) 0 Characteristics

Molecular MRD-Negative CR Associated with Prolonged Duration of CR+CRh and Improved Overall Survival (R/R AML, BMMCs) MC = Mutation Clearance, defined as the inability to detect the mIDH1 variant allele (lower limit of detection for mIDH1 alleles of 0.02–0.04% (2–4×10-4) from ≥1 on-study time point in a patient with detectable mIDH1 at screening. Duration of CR+CRh = date of first documented CR/CRh to date of first documented confirmed relapse or death Overall survival = time from first dose to the date of death due to any cause BMMC = bone marrow mononuclear cells Statistical testing not provided owing to small sample size and low event rate Overall Survival Duration Source: Data from ASH 2017

Potential for IDHm inhibitors in AML Frontline Setting: Encouraging Data from Ongoing Phase 1 Combination Trials Median age 60.5 years 69% (n=22) de novo AML Combination safe & well tolerated CR+ CRi/CRp rate for all patients = 77% (23 of 30) CR+CRi/CRp rate for de novo patients = 91% (19 of 21) Median age 76 years Combination safe & well tolerated ORR rate = 8 of 11 CR rate = 4 of 11 Ivosidenib plus 7+3 n=32 Ivosidenib plus Azacitidine n=11 Updated data expected at ASH Updated data at ASCO Source: Data from ASH 2017

“Improvement in EFS itself represents benefit to patients” FDA ASH 2017 Opportunity to Utilize Event-Free Survival (EFS) as Primary Endpoint Recent FDA/EMA approval of treatment for newly diagnosed de novo AML based on EFS primary Like OS, an EFS endpoint will reflect direct clinical benefit of ivosidenib but can be achieved faster than OS EFS endpoint enables patient cross-over and is not impacted by subsequent treatments Evaluating change of Phase 3 AGILE primary endpoint to EFS

HO150 Phase 3 Intergroup Frontline AML Trial in Collaboration with Celgene Planned for Q4 2018


INDUCTION
(1-2 cycles)
CONSOLIDATION
(1 or 3 cycles or HCT)
MAINTENANCE
(up to 2 years)
Newly Diagnosed Patients with AML
IDH1m
(N=~500)
Ivosidenib + 7+3 Regimen
Ivosidenib + Chemo / HCT
Ivosidenib
Placebo + 7+3 Regimen
Placebo + Chemo / HCT
Placebo
IDH2m
(N=~500)
Enasidenib + 7+3 Regimen
Enasidenib + Chemo / HCT
Enasidenib
Placebo + 7+3 Regimen
Placebo + Chemo / HCT
Placebo

EFS = Event Free Survival
HCT = Hematopoietic Cell Transplantation

EFS primary endpoint; sponsored by HOVON and AML-SG

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Phase 3 Frontline AGILE Ongoing

AGios study for IDH1 mutation in acute myeloid LEukemia

Global Phase 3 Frontline IC-Ineligible IDH1m AML

Expect to complete enrollment in 2021

Randomization 1:1 Double Blinded

Ivosidenib 500mg (n=196) + VIDAZA®

Placebo (n=196) + VIDAZA®

Primary Endpoint OS

Interim analyses for futility and superiority

Final OS Analyses

Secondary Endpoints: CR, CR+CRh, EFS, ORR

ClinicalTrials.gov Identifier:NCT03173248
IC = intensive chemotherapy
VIDAZA® is a registered trademark of Celgene Corporation

76

Trial Design Line Ongoing Venetoclax combination R/R AML; potential frontline* Beat AML master trial (+ VIDAZA®)** Frontline AML Planned Maintenance** Frontline AML post stem cell transplant VYXEOSTM combination R/R AML VYXEOSTM combination Secondary AML Gilteritinib combination** R/R AML; potential frontline MDS monotherapy** Frontline and R/R AML MEKi combination R/R AML; potential frontline ATRA combination R/R AML; potential frontline Executing a Broad IST Strategy * potential to enroll patients who opt out of standard of care treatment or are otherwise considered ineligible ** Study includes ivosidenib and IDHIFA ® VIDAZA® is a registered trademark of Celgene Corporation VYXEOSTM is a trademark of Jazz Pharmaceuticals

Updated data from expansion phase of the Phase 1 study of ivosidenib in IDH1m R/R AML accepted to ASCO Accepted ASCO Abstracts Updated data from the Phase 1/2 combo trial of enasidenib or ivosidenib with VIDAZA® in newly diagnosed AML accepted to ASCO First clinical data from the Phase 1 study of AG-881 in advanced IDHm positive solid tumors, including glioma, accepted to ASCO VIDAZA® is a registered trademark of Celgene Corporation

Ivosidenib Commercial Strategy in Acute Myeloid Leukemia Steve Hoerter, Chief Commercial Officer

Building the Agios IDH Commercial Franchise IDHIFA® commercial performance update Scoping the IDH1 AML opportunity Ivosidenib launch preparations

IDHIFA® Launch Performance Q3 2017 Q4 2017 Q1 2018 Revenues reported by Celgene; 2017 Payer Mix, Agios Estimates

IDHIFA® Launch Performance Q3 2017 Q4 2017 Q1 2018 Revenues reported by Celgene; 2017 Payer Mix, Agios Estimates 2% Medicaid

IDHIFA® Launch Metrics Are on Track

Sales	Diagnostic Testing	Prescriber Base	Awareness
Early IDHIFA® Success			
2017 sales **$20M** **(Q4 sales $13M)**	IDH2m testing at **~50% as of October**	**>250** unique prescribers	IDHIFA® awareness of **~50% as of October**
IDHIFA® Launch Metrics Update			
2018 Q1 sales **$14M**	IDH2m testing at **~70% as of January**	>**300** unique prescribers	IDHIFA® awareness of **~60% as of January**

Revenues reported by Celgene; Market research as of Oct. 2017 and January 2018; Agios estimates

83

NCCN Treatment Guidelines Address IDHm+ AML Enasidenib is recommended in patients with relapsed/refractory AML and an IDH2 mutation Enasidenib added as an option in the first-line setting in patients who are not candidates for intensive remission induction therapy, or who decline intensive therapy For patients who respond to first-line therapy with enasidenib, recommendation is to continue until disease progression Footnote added: Response to treatment with enasidenib may take 3-5 months Footnote added: Enasidenib increases the risk for differentiation syndrome and hyperleukocytosis that may require treatment with hydroxyurea and steroids IDH1 and IDH2 molecular analyses recommended for workup of all AML cases Molecular Testing IDH2 Mutated AML Source: NCCN version I.2018, updated February 7, 2018 Promotional efforts are limited to the IDH2m+ relapsed/refractory AML population

Building the Agios IDH Commercial Franchise IDHIFA® commercial performance update Scoping the IDH1 AML opportunity Ivosidenib launch preparations

AML Landscape on the Brink of a Therapeutic Tidal Shift

~50K
DIAGNOSED ANNUALLY in U.S. & EU

68
MEDIAN AGE OF DIAGNOSIS

4
NEW MEDICINES APPROVED FOR AML IN 2017

GROWING INCIDENCE

IDHm AN EARLY DRIVER

OLDER PATIENTS

POOR SURVIVAL WITH FEW CURES

CHANGING LANDSCAPE

IDH OPPORTUNITY

~20%
OF PATIENTS HAVE IDH1 OR IDH2 MUTATION
(~10K PATIENTS ANNUALLY)

20-25%
FIVE-YEAR SURVIVAL RATE

~$2B
POTENTIAL AS CORNERSTONE OF FUTURE AML THERAPY

Sources: SEER. Cancer Stat Facts: AML 2015 and Epiphany EPIC oncology numbers; American Cancer Society. AML 2017.; Visser et. Al. Incidence, survival and prevalence of myeloid malignancies in Europe. Eur J Cancer. 2012 Nov;48(17):3257-66; Thomas ED, N Engl J Med. 1979 Mayer, N Engl J Med. 1994, Fernandez H,N Engl J Med, 2009; Kumar C. Genetic Abnormalities and Challenges in the Treatment of Acute Myeloid Leukemia. *Genes Cancer.* 2011; 2:95–107; AML O/S: Klepin, et al, JCO, 32, 2014

86

Fit for Intensive Chemotherapy Not Fit for Intensive Chemotherapy Pre-2017 Today & The Future Treatments based on patients eligibility (or not) for intensive chemotherapy Targeted treatments offering personalized approach Unselected treatments that offer improvements over current SoC New Medicines to Treat AML: Great News for Patients

How We Taught Ourselves to Pronounce Ivosidenib

How We Taught Ourselves to Pronounce Ivosidenib

U.S. AML Epidemiology and Treatment Approach – IDH1 Opportunity


U.S. Annual Newly Diagnosed AML Patients
~21K
(IDH1m is 6-10%: ~1,300-2,100 patients)
Treated Population
Intensive Therapy
~60-70%
Non-Intensive Therapy
~30-40%
Currently Untreated
Relapsed/Refractory
~50%
Initial targeted indication:
~700 to ~1,100 eligible IDH1m patients per year

Sources: 1. National Cancer Institute. https://seer.cancer.gov/statfacts/html/amyl.html. Accessed December 7, 2017. 2. DiNardo CD, et al. Poster presented at: American Society of Hematology Annual Meeting & Exposition; December 9-12, 2017; Atlanta, GA. 3. Walter RB, et al. *Leukemia*. 2015;29(2):312-320.

90

Building the Agios IDH Commercial Franchise IDHIFA® commercial performance update Scoping the IDH1 AML opportunity Ivosidenib launch preparations

Strategic Imperatives for the TIBSOVO® Launch Physicians test for IDH1m TIBSOVO® is recognized as the best option for IDH1m+ R/R AML Patients have access to TIBSOVO®

Sales Team Deployed to Cover Prescriber Base Top Tier AML Centers

Patient Access Our Approach to Patient Access is Multifaceted Patient Services Copay card for commercial patients Patient Assistance Program Commercial insurance coverage interruption Referrals to independent third-parties for additional support Distribution Channel Limited specialty pharmacy network Hospital accounts serviced via specialty distributors Payer Education Expert field payer team Focus on education & payer resources Educate on disease burden Address payer concerns

Welcome to myAgios™ Patient Support Services Home Financial assistance Distribution network Enroll now Resources Important Safety Information     |     Prescribing Information     |     Tibsovopro.com      I AM A PATIENT OR CAREGIVER I AM A HEALTHCARE PROVIDER Financial assistance programs Network of specialty pharmacy and distribution partners Enroll now

We are Launch Ready, Thanks to a Great Team

IDH1m Inhibition in Solid Tumors Susan Pandya, M.D., Senior Medical Director

IDH1 Mutation Present in Multiple Solid Tumors

CHOLANGIOCARCINOMA
~14% have IDH1 mutation
~3,000 IDH1m patients

- **IDH1m R/R**
  Ivosidenib Phase 3
  (ClarIDHY) Ongoing
- **IDH1m R/R**
  Ivosidenib Phase 1
  Enrollment Complete

LOW GRADE GLIOMA
~80% have IDH1 mutation
~9,000 IDH1m patients

- **IDH1m**
  Ivosidenib & AG-881 Perioperative Study
  Ongoing
- **IDH1m**
  Ivosidenib
  Phase 1 Enrollment Complete
- **IDH1m**
  AG-881
  Phase 1 Enrollment Complete
- **IDH1m**
  Natural History of Tumor Volume

CHONDROSARCOMAS
~50% have IDH1 mutation
~900 IDH1m patients

- ***IDH1m R/R***
  Ivosidenib Phase 1
  Enrollment Complete

Sources: Amary MF et al. J Pathol 2011;224:334-43, Epiphany Partners Epic Oncology, DC National Program of Cancer Registries (NPCR); Borger DR et al. Oncologist 2012;17:72-9.; Kipp BR et al. Hum Pathol 2012;43:1552-8.; Goyal L et al. Oncologist 2015;20:1019-27.SEER. Cancer Stat Facts, CBTRUS (Central Brain Tumor Registry in the US); Neurosurg Focus. 2015 Jan; 38(1): E6.

Patient numbers represent annual U.S. and EU incidence

98

The Story of IDHm Inhibition in Solid Tumors is Evolving 2012 Nature. ; 483(7390): 474–478. doi:10.1038/nature10860 Reprinted by permission from Macmillan Publishers Ltd: NATURE 513:110-114, copyright 14 2014, Saha et al.

The Story of IDHm Inhibition in Solid Tumors is Evolving 2012 2013 - 2014 Nature. ; 483(7390): 474–478. doi:10.1038/nature10860 Reprinted by permission from Macmillan Publishers Ltd: NATURE 513:110-114, copyright 14 2014, Saha et al.

The Story of IDHm Inhibition in Solid Tumors is Evolving 2012 2013 - 2014 2014 - Present Nature. ; 483(7390): 474–478. doi:10.1038/nature10860 Reprinted by permission from Macmillan Publishers Ltd: NATURE 513:110-114, copyright 14 2014, Saha et al.

Opportunity for an IDH1m Inhibitor in Solid Tumors Frequency of IDH1 mutation in a variety of solid tumors + unmet need in these indications = opportunity to make a difference in the treatment paradigm for these patients Active clinical development plans in cholangiocarcinoma & glioma Understanding the IDH mutation’s role in the treatment of solid tumors is evolving Opportunity for IO combinations

Cholangiocarcinoma Maeve Lowery, M.B., B.Ch., B.A.O., Trinity College Dublin

Increase in laboratory tests: Cholangiocarcinoma a Devastating Disease with No Approved Targeted Therapies Alkalane phosphastase GGT Total (direct) bilirubin AST/ALT CA 19-9 (elevated in ~65% cholangiocarcinoma) Sources: http://www.alltohealth.com; www.uptodate.com; https://gi.jhsps.org Symptoms: Abdominal pain (30-50%) Weight loss (30-50%) Fever (20%) Itching Jaundice

Cholangiocarcinoma a Devastating Disease with No Approved Targeted Therapies

~21K
DIAGNOSED ANNUALLY U.S. & EU

~9%
FIVE-YEAR OVERALL SURVIVAL RATE


INCIDENCE INCREASES W/ AGE
IDH1m AN EARLY DRIVER
LOW SURVIVAL RATES
FEW OPTIONS
ENCOURAGING DATA SHOWN W/ IVOSIDENIB

~14%
OF PATIENTS HAVE IDH1 MUTATION
(~3K PATIENTS ANNUALLY)

0
APPROVED THERAPIES

Sources: CDC National Program of Cancer Registries (NPCR); Epiphany Partners Epic Oncology; Decision Resources; Market Research; Borger DR et al. Oncologist 2012;17:72-9.; Kipp BR et al. Hum Pathol 2012;43:1552-8.; Goyal L et al. Oncologist 2015;20:1019-27.

105

Genetic Alterations in Biliary Tract Cancer


GB specific
ICC specific
ICC and ECC shared
ECC specific
Biliary duct common

EGFR, ERBB3, PTEN, ARID2, MLL2, MLL3, TERT **promoter mutation APOBEC signature**

FGFR2 fusion IDH1/2, EPHA2, BAP1 mutation

C>T at CpG signature

KRAS, SMAD4, ARID1A, GNAS mutation

PRKACA **or** ***PRKACB*** **fusion,** ***ELF3, ARID1B*** **mutation, better prognosis subtype**

TP53, BRCA1, BRCA2, PIK3CA mutation

Poor-prognosis subtype with high immune checkpoint activity

106

Source: © Nakamura et al, Nature Genetics 2015

Current Treatments are Limited to Chemotherapy-Based Regimens Phase 3 ABC-02 Gemcitabine and Cisplatin – standard of care for newly diagnosed metastatic disease OS – 11.7 months Gem/Cis vs. 8 months for Gem alone PFS – 8 months for Gem/Cis vs. 5 months for Gem alone OS PFS Source: Valle J. N Engl J Med. 2010

Outcomes with Second Line Chemotherapy Remain Poor and Highlight Need for Novel Treatments • Median PFS range is 2-3 months and PFS6 is 10-25% • No available historic placebo PFS benchmark OS mOS – approx. 7 mo PFS mPFS – 2-3 mo Sources: T. Walter et al. / European Journal of Cancer 49 (2013) 329-335

Durable Disease Control with Ivosidenib in a Heavily Pre-treated Population Source: Data from ASCO 2017 61% disease control rate (PR + SD) 0 10 20 30 40 50 60 70 80 90 100 Treatment duration (wk) PR SD PD NA First response Ongoing Radiographic progression On-treatment death

Durable Disease Control with Ivosidenib in a Phase 1 Heavily Pre-treated Population 38.5% OF PATIENTS PROGRESSION FREE AND ALIVE AT SIX MONTHS ENCOURAGING DATA SHOWN W/ IVOSIDENIB Ivosidenib well-tolerated in heavily pre-treated population (most common drug-related AEs: fatigue, nausea & vomiting) Median of 2 prior systemic therapies (range 1-5) Durable disease control with six month PFS rate of 38.5% and 12 month PFS rate of 20.7%; median PFS of 3.8 months Source: Data from ASCO 2017

Radiographic Changes in a Patient with a PR on Ivosidenib Data from ASCO 2017 Computed tomography scans of a 66-year-old woman with intrahepatic CC previously treated with neoadjuvant cisplatin + gemcitabine who then received AG-120 Source: Data from ASCO 2017

Ivosidenib Promotes Morphologic Changes to Cholangiolar Patterns

Cholangiolar pattern[4]


20x

- 'Normal' cholangiolar pattern composed of glands in the shape of antler horns[1-3]
- Associated w/ better clinical outcomes in patients w/ ICC [1,4]

Baseline


40x

- Untreated IDH1m+ ICCs often show heterogeneous histoarchitecture

Cycle 7, Day 1 (PR)


40x

- Treatment with ivosidenib shows increased cholangiolar histology and decreased cytoplasm

112

Sources: 1. Liau JY et al. *Mod Pathol* 2014;27:1163-73, 2. Komuta M et al. *Hepatology* 2012;55:1876-88. 3. Komuta M et al. *Hepatology* 2008;47:1544-56, 4. V. Deshpande, unpublished data, 2017.

Data from CCF 2018

2:1 Double Blind Randomization (n=186) Ivosidenib Arm 500mg Registration-Enabling Phase 3 Cholangiocarcinoma Study Ongoing Placebo Arm Primary Endpoint: PFS Crossover at time of progression Secondary Endpoints: OS, ORR, safety, QoL Global Phase 3 Previously Treated Advanced IDH1m Cholangiocarcinoma (no more than 2 prior therapies) ClinicalTrials.gov Identifier: NCT02989857 Expect to complete enrollment in 1H 2019 The study has 96% power to detect a hazard ratio of 0.5 with a one-sided alpha of 0.025

Clinical Development in Glioma Susan Pandya, M.D., Senior Medical Director

Low Grade Glioma (LGG): High Unmet Need Not Adequately Addressed by Chemotherapy or Radiation



Mean age of diagnosis of 41

~80% of LGG patients present with seizure as initial symptom and up to 90% of patients will have seizures during disease course

Acute and chronic toxicity associated with chemotherapy and radiation can lead to progressive decline in quality of life (e.g. neurocognitive impairment)

115

Sources: Semin Radiat Oncol 25:219-224; NATURE REVIEWS | NEUROLOGY, APRIL 2016 | VOLUME 12, 204-2016

IDHm Glioma Is a Distinct Disease Source: N Engl J Med 2015;372:2481-98

Low Grade Glioma: High Unmet Need Not Adequately Addressed by Chemotherapy or Radiation

~11K
DIAGNOSED ANNUALLY IN U.S. & EU

41
MEAN AGE OF DIAGNOSIS

33%
FIVE-YEAR SURVIVAL RATE IN GLIOMA

GRADE 2/3 GLIOMA INCIDENCE

IDH1: EARLY MUTATION, DEFINES DISEASE

YOUNG PATIENTS

TREATMENT OPTIONS LIMITED

POOR LONG-TERM PROGNOSIS

ENCOURAGING PHASE 1 DATA

~80%
OF PATIENTS HAVE IDH1 MUTATION (~9K PATIENTS ANNUALLY)

0
CURATIVE OR APPROVED TARGETED THERAPIES

16 MONTHS
MEDIAN TREATMENT DURATION IN IVOSIDENIB PHASE 1

Sources: CDC National Program of Cancer Registries (NPCR); SEER. Cancer Stat Facts; Market research; CBTRUS (Central Brain Tumor Registry in the US); Neurosurg Focus. 2015 Jan; 38(1): E6.

117

Current Treatment Paradigm for IDHm Gliomas IDH-mutant 1p/19q non-codeleted (ATRX mutant, TP53 mutant) WHO grade II WHO grade III WHO grade II WHO grade III WHO grade IV Watch and wait Radiotherapy PCV (or temozolomide plus radiotherapy temozolomide) Watch and wait Radiotherapy temozolomide (or radiotherapy PCV) Temozolomide and radiotherapy temozolomide 1p/19q-codeleted (TERTp mutant) Source: Lancet Oncol 2017; 18: e315–29

4 8 12 16 20 24 28 32 Treatment duration (mos) 0 Durable Stable Disease Signal with Ivosidenib Phase 1 Data Median treatment duration: 16 mos (range 1.4, 27.1) 63% of patients treated for > 1 yr Source: Data presented at SNO 2017 MR SD PD First response Ongoing Progression Ivosidenib well tolerated Durable stable disease signal encouraging; 51% of patients still on treatment Reduction of tumor growth rates also observed Tumor grade at screening Gr 2 Gr 3 Gr 4 Unknown

Oligodendroglioma 1p19q co-del Biopsy 2007 Temozolomide 2007-2008 No Radiation AG-120 Start 10/2015 H1 MRI: 10/2014 Remains on treatment (18 mos @ cutoff) Best RANO response: SD Ivosidenib Phase 1 Data – Reduction in Tumor Growth Rate Historical 1 Screening On-treatment H1 = historical pre-treatment scans; Screen = screening Source: Data presented at SNO 2017

Ivosidenib Phase 1 Data – Reduction in Tumor Growth Rate Historical 1 - Historical 2 - Screening - Pre-treatment changes On-treatment changes Screening - - AG-120_ late cycle - AG-120_ early cycle Source: Data presented at SNO 2017

Ongoing Phase 1 Perioperative Study with Ivosidenib and AG-881 Evaluating Evidence of Target Engagement

Study Objectives:

- Determine amount of drug penetration in the brain
- Confirm magnitude of IDHm target engagement as measured by 2HG levels in brain tumor tissue (pre-clincally 85% seen with ivosidenib & 98% with AG-881)
- Assess impact of IDHm inhibition on differentiation and epigenetic profiles in tumor tissue
- Assess the safety of both molecules


IDH1m Low Grade Glioma Patients Eligible for Resection
N=~45
• Active Arm: Ivosidenib or AG-881
• Control Arm: N=5
4 weeks
Dose
Surgery
Evaluate evidence of target engagement showing 2-HG suppression in brain tumor tissue

ClinicalTrials.gov Identifier: NCT03343197

Trial initiated in Q1; Patients Enrolling

122

Next Steps in Glioma Finalize Decision on Pivotal Path by Year End AG-881 Phase 1 Safety + preliminary efficacy accepted at ASCO 2018 Ivosidenib Phase 1 Robust dataset from SNO 2017 + longer follow-up Ivosidenib + AG-881 Data from Perioperative study Regulatory Feedback in 2018 + + +

PKR Activation & PK Deficiency Chris Bowden, M.D., Chief Medical Officer

Inadequate production: ATP deficiency Pyruvate Kinase Deficiency PEP Pyruvate mPKR Proof of concept achieved Cellular demand: ATP production meets demand Normal Red Cell Cellular demand: PEP Pyruvate wtPKR PK Activation Represents Opportunities Across Hemolytic Anemias Increased demand: ATP deficiency Other Hemolytic Anemias PEP Pyruvate wtPKR Cellular demand: Thalassemia: Expect to initiate Phase 2 proof-of-concept study in Q4 2018 Sickle cell: Planning underway

Opportunity for AG-348 to be the First Disease-Modifying Treatment for PK Deficiency

~3-8K
IN U.S. & EU

MOST PATIENTS ARE
NOT REGULARLY TRANSFUSED

3.4 g/dL
MEAN MAXIMUM HEMOGLOBIN INCREASE WITH AG-348[1]



PREVELANCE
LIFELONG HEMOLYTIC ANEMIA
TRANSFUSIONS
SUPPORTIVE CARE ONLY
COMPELLING CLINICAL ACTIVITY

PATIENTS ARE
BORN WITH DISEASE
AND LIVE TO ADULTHOOD

0
APPROVED TARGETED THERAPIES

Sources: Estimated prevalence range from ~1:20K to ~1:485K Grace R et al. *Am J Hematol* 2015;90(9):825-30; [1]Mohrenweiser HW *PNAS* 1981;78(8):5046-50; [2]Carey PJ et al. *Blood* 2000;96(12):4005-6; [3]Beutler E & Gelbart T *Blood* 2000;95(11):3585-8; [4]deMedicis et al. *Hum Hered* 1992;42(3):179-83; data presented at ASH 2017

[1]Mean maximum hemoglobin increase of 3.4 g/dL in patients to had a >1.0 g/dL increase in haemoglobin on study

ACTIVATE-T initiated and ACTIVATE to begin in Q2 2018

126

Infants Jaundice, severe anemia, exchange transfusions Toddlers, Children Splenectomy leading to increased infection risk, antibiotic prophylaxis Adults Iron overload leading to liver cirrhosis, cardiac and endocrine issues PK Deficiency Carries Lifelong Burden

Global Patient Finding Efforts 2015 2016 2017

Boston Children’s Natural History Study Initiated in 2014, 278 patients enrolled in 30 sites (North America & EU) Understanding symptoms and complications of the disease: Transfusion burden Incidence & timing of splenectomy Prevalence & treatment of iron overload Identifying patients & treatment centers Identifying molecular characteristics

PK Deficiency: Burden of Disease is Extensive IRON OVERLOAD (47%) CHOLELITHIASIS (45%) CHOLECYSTECTOMY (40%) SPLENECTOMY (59%) THROMBOSIS (Overall, 7%) (Post-splenectomy, 11%) OSTEOPENIA/ BONE FRACTURES (17%) APLASTIC CRISIS (14%) Grace et al. Blood, prepublished online March 16, 2018 Baseline and Retrospective Data from 254 NHS Patients EXTRAMEDULLARY HEMATOPOIESIS (9%) LEG ULCERS (2%) PULMONARY HYPERTENSION (3%) LIVER CIRRHOSIS (3%) ENDOCRINE DISEASE (10%) THYROID DISORDERS (5%)

Over 300 Mutations Cause a Range of Defective PKR Proteins

Mutations in PKR have been described in PK deficiency, belonging to one of two categories:

1. **Missense mutations** cause a single amino acid change in the protein – *generally some functional protein*

2. **Non-missense mutation** any mutation other than a missense mutation (*e.g.*, stop, frameshift, deletion) – *generally little functional protein*


Non-missense /
Non-missense mutation
/
~15%
At least 1 missense
mutation
~85%

Sources: R van Wijk, Blood 2005; Bianchi P et al. poster, 2017 ASH Annual Meeting

131

PEAK Registry Enrolling Patients * This list is not exhaustive, and may change Natural History Study countries Potential additional countries for registry* Primary objective is to develop greater understanding of the longitudinal clinical implications of pyruvate kinase deficiency, including: Natural history Treatments and outcomes Variability of clinical care Disease burden Adult and pediatric patients eligible Will be followed for at least 2 years Will include up to 20 countries, 60 sites and up to 500 patients ClinicalTrials.gov Identifier: NCT03481738

Hematologists specializing in benign heme diseases are most familiar Physician Opinion of Disease Severity is Highly Variable and a Function of Patient Experience PK deficiency patients are characterized by the overall disease burden Anemia Iron overload, splenectomy, cholelithiasis Reduced stress response to viral infections, pregnancy Worsening symptoms with age Significant gaps need to be addressed in the adult PK deficiency patient population Age characteristics of common complications, disease course, prognosis Risk factors for complications or for overall disease severity Source: Agios PKD KOL advisory board, November 2017

Living with PK deficiency Patients Describe a Constellation of Signs and Symptoms That Challenge Their Efforts to “Be Normal” “I know more about my disease than my hematologist.” Anxiety about keeping disease private from employers Strong desire to participate in advocacy efforts & trials Physical burden Financial burden Emotional burden Adequate health insurance Disease impact increases as patients age Major life decisions (career, marriage, parenting) and everyday choices (travel, social life) affected Social QoL impact, not being able to “keep up” Bone pain, cognition impact, infections, iron overload, downstream co-morbidities / secondary conditions Relationships with HCPs vary widely No published standards of care Patients actively keep up with research to compensate for gaps in care & disease education Source: Agios 2017 patient advisory board Caring for PK deficiency

Agios PRO Tool Integrates Patient Perspective into Disease Burden Assesses signs & symptoms and the impact on patients reported outcomes Signs & Symptoms Physical limitations Appearance Daily life Social impacts Emotional impacts Fatigue / tiredness Lack of / low energy Exhaustion Weakness Dizziness / lightheadedness Shortness of breath Decreased stamina Jaundice Pale skin Cognitive impairment Bone pain Joint pain Need for additional rest Difficulty with exercise / sports Difficulty with stairs / walking uphill Susceptibility to illness Negative impact on appearance Difficulty with household activities Lack of motivation Less productive Negative impact on social activities Negative impact on relationships with family/friends Receiving unwanted attention Concern about the future Endpoint in pivotal trials to evaluate treatment benefit

AG-348 Clinical Development Plan

The baseline value is the average of all central assessments within the screening period (42 days prior to Day 1) Maximum Hb increases observed by genotype Source: Data presented at 2017 ASH Annual Meeting AG-348 continues to be well tolerated   Measurements of hormone levels in men at doses ≤50 mg BID suggest mild aromatase inhibition Robust Hemoglobin Increases with AG-348 in DRIVE PK

AG-348 ACTIVATE Trial for Non-Regularly Transfused Patients



Screening
Randomized, Double-Blind, Placebo Controlled
N=~80
Extension
Placebo patients cross-over to AG-348
1:1
Randomization
5 mg
20 mg
50 mg
Optimized AG-348 Dose
Placebo
"Optimized" Placebo
6 weeks
3 months
3 months

Primary Efficacy Endpoint: Proportion of patients who achieve at least a 1.5 g/dL increase in hemoglobin sustained over multiple visits

138

AG-348 ACTIVATE-T Trial for Regularly Transfused Patients

Retrospective Collection of Transfusion History	Trial Initiation & Screening	Individualized Dose Optimization (Part 1)	Optimized Dose Period (Part 2)
1 year	≤8 weeks	Up to 6 months	6 months


50 mg
20 mg
5 mg
Optimized Dose

Approximately 20 regularly transfused patients who have required a minimum of 6 transfusions over the year preceding enrollment

Primary Endpoint: Reduction in transfusion burden over a 6 month period compared to the patient's transfusion history

139

Inadequate production: ATP deficiency Pyruvate Kinase Deficiency PEP Pyruvate mPKR Proof of concept achieved Cellular demand: ATP production meets demand Normal Red Cell Cellular demand: PEP Pyruvate wtPKR PK Activation Represents Opportunities Across Hemolytic Anemias Increased demand: ATP deficiency Other Hemolytic Anemias PEP Pyruvate wtPKR Cellular demand: Thalassemia: Expect to initiate Phase 2 proof-of-concept study in Q4 2018 Sickle cell: Planning underway

Treatment with AG-348 for up to 2 months shows sustained improvement in hematological parameters Sharp reduction in circulating immature red cells suggests amelioration of ineffective erythropoiesis ~50% increase in lifespan of peripheral RBCs Hemoglobin Reticulocytes ATP AG-348 Improves Red Cell Parameters in a Beta-thalassemia Mouse Model Source: Lucia de Franceschi, University of Verona 9.1 10.9 29.5 34.0 260 150 51,233 84700 Reticulocytes ATP RBC Life Span 260 150 150 84,700 9.6 14.5 AG-348 (8 weeks) vehicle 0 5 10 15 20 RBC Half Life (days) Vehicle AG-348 (Hb, reticulocytes & ATP, 21 days RBC half life, 8 weeks)

Thalassemia Phase 2 Proof-of-Concept in Non-Transfusion Dependent Adults 50 mg BID 100 mg BID Screening AG-348 Core Treatment Period (N= ~20) 4 weeks 8 weeks ≤ 6 weeks 12 weeks Interim Analysis Extension Treatment or Follow-Up Visit Open-label trial in ~20 patients with hemoglobin < 9.0.  Primary endpoint is hemoglobin response, using a definition of 1.0 g/dl over baseline at 12 weeks

2,3-DPG Regulates Hemoglobin Oxygenation in Sickle Cell Disease



DPG
ml
9
8
7
6
5
4
3
AA
SS

FIGURE 1 Concentration of 2,3-diphosphoglycerate in red cells of normal persons, and in red cells of patients with sickle cell anemia. Broken line (---) denotes mean for each group.

Sickle cells (SS) have higher 2,3-DPG compared to normal (AA)



Hb A
Hb S
Oxygen Saturation (%)
100
90
80
70
60
50
40
30
20
10
0
10 20 30 40 50 60 70 80 90 100
PaO2 (mmHg)

Decreased O_2 affinity can contribute to sickling in SCD
Same affinity for O2 in Sickle (Hb S) & normal (Hb A)

Sources: Journal of clinical sleep medicine JCSM, 3. 313-5;
L J Clin Invest. 1970 Apr; 49(4): 806–812

143

Therapeutic Hypothesis for AG-348: Modulation of 2,3-DPG and ATP Levels Will Reduce HbS Polymerization

Activation of WT PKR in healthy volunteer clinical studies shows ~50% reduction in 2,3-DPG

Mean blood concentration-time profiles of 2,3-DPG following multiple oral doses of AG-348 (cohorts 1 and 2 only)



2,3-DPG blood concentration (µg/mL)
700
600
500
400
300
200
100
0
Dosing period
48% decrease from baseline
Placebo (n=4)
120 mg AG-348 q12hr (n=6)
360 mg AG-348 q12hr (n=6)
Mean + SD
0
2
4
6
8
10
12
14
16
18
Time (days)



C
DPG depletion shifts T to R
-DPG
+DPG
Y (fractional saturation)
1.0
0.8
0.6
0.4
0.2
0.0
0
50
100
pO2 (torr)

Sources: Agios 2016 EHA presentation, Eaton & Bunn, Blood, 2017

144

Defining the Potential for PKR Activation in Hemolytic Anemias Pyruvate Kinase Deficiency Pivotal program underway for global registration PEAK registry and Natural History Study will further define disease burden Life Cycle Expansion Phase 2 proof-of-concept in Thalassemia to start 4Q’18 Planning for clinical development in sickle cell underway Assessing biomarker endpoints and study designs for proof-of-mechanism and clinical concept Committed to investigating AG-348 in hemolytic anemias where PKR activation can help patients

Financial Overview & Q1 2018 Financial Results Andrew Hirsch, Chief Financial Officer & Head of Corporate Development

Agios Approach to Drug Discovery and Development Drives Shareholder Value Discovery Research 6 INDs in 8 years 7th planned for Q4 2018 Discover new cancer or rare genetic disease targets or develop new biological insight to known pathway Rapidly validate the biology pre-clinically Develop small molecule chemistry to hit targets Since 2009 Clinical Development 10+ clinical trials in 6 diseases Efficiently advance targets into clinic to attain proof-of-concept Aggressively expand therapeutic opportunity if mechanism warrants Since 2013 Commercialization 1st medicine approved 2nd NDA under review Profitably commercialize each approved product Since 2017

Capital Formation and Investment Approach Clinical Portfolio Investment Profit from Commercialized Products External Funding $50-60M Annual Research Discovery Investment 6 INDs in 8 years 7th IND planned for Q4 2018 9 programs in late preclinical development IDHIFA NDA Approval <4 years from 1st patient dosed TIBSOVO® NDA under priority review 10+ clinical trials across 6 disease areas IDHIFA royalty TIBSOVO® PDUFA date 8/21/18 Commercial team in place and “launch ready” ~$1.5 billion in equity raised from public markets ~$500 million received from Celgene collaborations

87.94 39.85 $83.77 $18.00 57.6M 31.0M $4.8B $0.6B Shareholder Value Creation Since IPO At IPO (July 2013) Today (May 1, 2018) Market Capitalization +700% Share Count +85% ($1.5 billion raised) Share Price +365% XBI Performance +120% $ $

Not likely to pursue clinical investment Aggressive investment and development No clinical investment Measured investment and development Clinical Development Decisions Driven By Our Vision and Values Transform the lives of Patients = Unmet Need/Market Opportunity Scientific Leadership = Assessment of Probability of Technical Success

First Quarter Financial Results Balance Sheet March 31, 2018 December 31, 2017 Variance Cash, Cash Equivalents and Marketable Securities $995M $568M $427M Total Assets $1,040M $614M $426M Statement of Operations Three Months Ended March 31, 2018 Three Months Ended March 31, 2017 Variance Collaboration Revenue $7.3M $10.5M ($3.2M) Royalty Revenue $1.4M -- $1.4M Research & Development Expense (1) $78.2M $62.7M $15.5M General & Administrative Expense $24.6M $14.8M $9.7M 1) The R&D expenses reported for the three months ended March 31, 2017 are reported net of cost reimbursements of $2.8 million, for the three months ended March 31, 2018 cost reimbursements are reflected in Collaboration Revenue. March 31, 2018 cash balance provides runway through at least the end of 2020

Q&A